Exhibit 10.10

GRANT OF SECURITY INTEREST IN TRADEMARKS

This Grant of Security Interest in Trademarks, dated as of June 30, 2009, is made between CTC Cable Corporation, a Nevada corporation, having a place of business at 2026 McGaw Avenue, Irvine, California 92614 (the “Grantor”) and Northlight Financial LLC, a Delaware limited liability company, individually and in its capacity as Collateral Agent, having a place of business at 24 West 40th Street, 12th Floor, New York, New York 10018 (the “Secured Party”);

WHEREAS, Grantor is the owner of the trademarks applications and registrations identified on Schedule A attached hereto (collectively the “Trademarks”); and

WHEREAS, Grantor is obligated to Secured Party under the terms of a certain Security Agreement among Grantor and the Secured Party dated as of June 30, 2009 (the “Security Agreement”);

NOW THEREFORE, pursuant to the Security Agreement and in order to induce the Secured Party to enter into the Security Agreement, Grantor does hereby grant Secured Party a security interest in all Grantor’s right, title and interest in and to: (i) the Trademarks, including all applications or registrations therefor; (ii) all income, royalties, damages and payments now due or payable or which hereafter become due or payable in respect to thereto; (iii) all causes of action (in law or equity) and rights to sue, counterclaim and/or recover for past, present or future infringement thereof; and (iv) all rights corresponding to the foregoing throughout the world.

Grantor hereby agrees to execute all papers and to perform all other proper acts requested by Secured Party or its successors or assigns to secure to Secured Party or its successors or assigns the rights hereby transferred.

Grantor does hereby acknowledge and affirm that the rights and remedies of Secured Party with respect to the foregoing security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein, and that this document is subject to the terms and conditions of the Security Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest in Trademarks this ___ day of June, 2009.

CTC CABLE CORPORATION

By:
Name:
Title:

STATE OF	}
} ss:
COUNTY OF	}

Before me, the undersigned, a Notary Public of the State of ____________, personally appeared ____________, having been sworn by me according to law did depose and say he/she was the ________________ of CTC Cable Corporation and did acknowledge the execution of the foregoing Grant of Security Interest in Trademarks on behalf of CTC CABLE CORPORATION.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal as of this ___ of June, 2009.

Notary Public

(Notarial Seal)

NORTHLIGHT FINANCIAL LLC

By:
Name:
Title:

STATE OF	}
} ss:
COUNTY OF	}

Before me, the undersigned, a Notary Public of the State of ____________, personally appeared _____________, having been sworn by me according to law did depose and say he/she  was the _________________ of Northlight Financial LLC and did acknowledge the execution of the foregoing Grant of Security Interest in Trademarks on behalf of NORTHLIGHT FINANCIAL LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal as of this ___ of June, 2009.

Notary Public

(Notarial Seal)

SCHEDULE A

TRADEMARKS